UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2012

TERRA NITROGEN COMPANY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	033-43007	73-1389684
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 26, 2012, Terra Nitrogen GP Inc., the general partner of Terra Nitrogen Company, L.P. (“TNCLP”), amended TNCLP’s First Amended and Restated Agreement of Limited Partnership (such amendment, “Amendment No. 1” and such agreement, the “Partnership Agreement”), which Amendment No. 1 became effective on April 26, 2012.  Amendment No. 1 amended Section 11.3(a) of the Partnership Agreement to permit a transfer of TNCLP’s Class B common units from Terra Nitrogen Corporation (“TNC”) to Terra LP Holdings, LLC, a wholly owned subsidiary of TNC.

The description of Amendment No. 1 in this Item 5.03 is qualified in its entirety by reference to the copy of Amendment No. 1 filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amendment No. 1 to First Amended and Restated Agreement of Limited Partnership of Terra Nitrogen Company, L.P., dated as of April 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA NITROGEN COMPANY, L.P.
By: Terra Nitrogen GP Inc.
Its: General Partner

/s/ Douglas C. Barnard
	Name:	Douglas C. Barnard
	Title:	Senior Vice President, General
Counsel, and Secretary

Date: May 2, 2012

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 1 to First Amended and Restated Agreement of Limited Partnership of Terra Nitrogen Company, L.P., dated as of April 26, 2012